                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                  WITH RESPECT
                                       TO

                               FRESH FOODS, INC.
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2006

     This form must be used by a Holder of the 10 3/4% Senior Notes Due 2006 (the "Initial Notes") of Fresh Foods, Inc. (the "Company"), who wishes to tender Initial Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedure" of
the Prospectus dated                  , 1998 (the "Prospectus") and in
Instruction 1 to the Letter of Transmittal. Any Holder who wishes to tender Initial Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

           To: State Street Bank and Trust Company -- Exchange Agent

 By Hand or Overnight Courier:             By Mail:                      By Facsimile:
       State Street Bank               State Street Bank               State Street Bank
       and Trust Company               and Trust Company               and Trust Company
    Two International Place        Corporate Trust Division       Corporate Trust Operations
    Corporate Trust Window,              P.O. Box 778                  Facsimile Number:
           4th Floor                   Boston, MA 02102                 (617) 664-5290
       Boston, MA 02110               Attn: Kellie Mullen              Telephone Numbers
      Attn: Kellie Mullen                                               (617) 664-5587
                                                                      Attn: Kellie Mullen

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

-----------------------------------------------------------------------------------------------------------------
            CERTIFICATE NUMBER(S) (IF KNOWN)                               AGGREGATE PRINCIPAL
                    OF INITIAL NOTES                                         AMOUNT TENDERED
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

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

   Name of Tendering Holder:

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   Signature(s):
   -----------------------------------------------------------------------------

   Name(s) (PLEASE PRINT):
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   Telephone Number:
   -----------------------------------------------------------------------------

   Date:
   --------------------------- , 1998

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association, clearing agency or other institution that is a member of a recognized signature guarantee medallion program or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Initial Notes tendered hereby, in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, before the third business day (as defined in the Prospectus) following the Expiration Date.

                                   SIGN HERE

Name of Firm:
             --------------------------------------         ---------------------------------------------
                    (PLEASE PRINT)                                         AUTHORIZED SIGNATURE
Name:                                                       Address:
     ----------------------------------------------                 -------------------------------------
                    (PLEASE PRINT)
                                                            ---------------------------------------------
Title:
      ---------------------------------------------         ---------------------------------------------

Telephone Number:                                           Date:
                 ----------------------------------         ---------------------------------------------

DO NOT SEND TENDERED INITIAL NOTES WITH THIS FORM. ACTUAL DELIVERY OF TENDERED INITIAL NOTES MUST BE MADE IN ACCORDANCE WITH, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. Facsimile transmission is permissible, provided, however, that receipt is confirmed by telephone and an original is delivered by guaranteed overnight courier. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see the section set forth in the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedure" and Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the tendered Initial Notes referred to herein, the signature must correspond with the name(s) written on the face of the tendered Initial Notes without alteration or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any tendered Initial Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the tendered Initial Notes.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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